EXHIBIT (8)(j)

Effective as of September 22, 2003, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

Policy Marketing Name	SEC 1933 Act Registration Number (if applicable)	Name of Supporting Account	Annuity or Life

M’s Versatile Product—Survivorship	333-106969	Pacific Select Exec	Life

33-

33-

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

M FUND, INC.		PACIFIC LIFE INSURANCE COMPANY

By:	/s/DANIEL F. BYRNE	By:	/s/GLENN S. SCHAFER
	Name: Daniel F. Byrne Title: President		Name: Glenn S. Schafer Title: President

M FINANCIAL INVESTMENT ADVISERS, INC.		PACIFIC LIFE & ANNUITY COMPANY

By:	/s/DANIEL F. BYRNE	By:	/s/JAMES T. MORRIS
	Name: Daniel F. Byrne Title: President		Name: James T. Morris Title: Executive Vice President

M HOLDINGS SECURITIES, INC.		M LIFE INSURANCE COMPANY

By:	/s/RANDY O’CONNOR	By:	/s/RANDY O’CONNOR
	Name: Randy O’Connor Title: President		Name: Randy O’Connor Title: Senior Vice President

Effective as of January 15, 2004, the following separate accounts of the Company
                ----------------
are hereby added to this Schedule 1 and made subject to the Agreement:

==================================== ====================== =========================== ============================
Name of Account and Subaccounts      Date Established by    SEC 1940 Act Registration   Type of Product Supported
                                     Board of Directors     Number                      by Account
                                     of the Company         (if applicable)
==================================== ====================== =========================== ============================
Pacific Select Exec Separate         September 24, 1998     811-09389
Account of PL&A
------------------------------------ ---------------------- --------------------------- ----------------------------
      Brandes International Equity
      Variable Account
------------------------------------ ---------------------- --------------------------- ----------------------------
      Turner Core Growth Variable
      Account
------------------------------------ ---------------------- --------------------------- ----------------------------
      Frontier Capital
      Appreciation Variable Account
------------------------------------ ---------------------- --------------------------- ----------------------------
      Business Opportunity Value
      Variable Account
------------------------------------ ---------------------- --------------------------- ----------------------------
Pacific COLI Separate Account II     October 17, 2003
of PL&A
------------------------------------ ---------------------- --------------------------- ----------------------------
      Brandes International Equity
      Variable Account
------------------------------------ ---------------------- --------------------------- ----------------------------
      Turner Core Growth Variable
      Account
------------------------------------ ---------------------- --------------------------- ----------------------------
      Frontier Capital
      Appreciation Variable Account
------------------------------------ ---------------------- --------------------------- ----------------------------
      Business Opportunity Value
      Variable Account
==================================== ====================== =========================== ============================

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company
hereby amend this Schedule 1 in accordance with Article XI of the Agreement.

M FUND, INC.                                PACIFIC LIFE INSURANCE COMPANY

By: /s/ DANIEL F. BYRNE                     By: /s/ GLENN S. SCHAFER
   ---------------------------------           ---------------------------------
   Name:  Daniel F. Byrne                      Name:  Glenn S. Schafer
   Title: President                            Title: President

M FINANCIAL INVESTMENT ADVISERS, INC.       PACIFIC LIFE & ANNUITY COMPANY

By: /s/ DANIEL F. BYRNE                     By: /s/ JAMES T. MORRIS
   ---------------------------------           ---------------------------------
   Name:  Daniel F. Byrne                      Name:  James T. Morris
   Title: President                            Title: Executive Vice President

M HOLDINGS SECURITIES, INC.                 M LIFE INSURANCE COMPANY

By: /s/ RANDY O'CONNOR                      By: /s/ RANDY O'CONNOR
   ---------------------------------           ---------------------------------
   Name:  Randy O'Connor                       Name:  Randy O'Connor
   Title: President                            Title: Senior Vice President

Effective as of January 15, 2004, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

=============================== =========================== =========================== ============================
Policy Marketing Name           SEC 1933 Act Registration   Name of Supporting Account  Annuity or Life
                                Number
                                (if applicable)
=============================== =========================== =========================== ============================
Pacific Select Exec II-NY       333-80825                   Pacific Select Exec of      Life
                                                            PL&A
------------------------------- --------------------------- --------------------------- ----------------------------
Pacific Select Exec III-NY      333-106721                  Pacific Select Exec of      Life
                                                            PL&A
------------------------------- --------------------------- --------------------------- ----------------------------
Pacific Select Estate           333-62446                   Pacific Select Exec of      Life
Preserver-NY                                                PL&A
------------------------------- --------------------------- --------------------------- ----------------------------
Pacific Select Performer        333-106653                  Pacific Select Exec of      Life
500-NY                                                      PL&A
------------------------------- --------------------------- --------------------------- ----------------------------
Custom COLI-NY                                              Pacific COLI Separate       Life
                                                            Account II of PL&A
=============================== =========================== =========================== ============================

IN WITNESS WHEREOF, the Fund, the Adviser, the Distributor and the Company
hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

M FUND, INC.                                  PACIFIC LIFE INSURANCE COMPANY

By: /s/ DANIEL F. BYRNE                       By: /s/ GLENN S. SCHAFER
   ------------------------------                -------------------------------
   Name:  Daniel F. Byrne                         Name:  Glenn S. Schafer
   Title: President                               Title: President

M FINANCIAL INVESTMENT ADVISERS, INC.         PACIFIC LIFE & ANNUITY COMPANY

By: /s/ DANIEL F. BYRNE                       By: /s/ JAMES T. MORRIS
   ------------------------------                -------------------------------
   Name:  Daniel F. Byrne                        Name:  James T. Morris
   Title: President                              Title: Executive Vice President

M HOLDINGS SECURITIES, INC.                   M LIFE INSURANCE COMPANY

By: /s/ RANDY O'CONNOR                        By: /s/ RANDY O'CONNOR
   ------------------------------                -------------------------------
   Name:  Randy O'Connor                         Name:  Randy O'Connor
   Title: President                              Title: Senior Vice President